Exhibit 99.2

MEC Update Presentation March 27, 2007 MEC Proprietary Information

MEC Conference Call Participants Frank Stronach Chairman Michael Neuman Chief Executive Officer Blake Tohana Executive Vice-President and Chief Financial Officer MEC Proprietary Information

Safe Harbor Statement This presentation may contain “forward-looking statements” within the meaning of applicable securities legislation. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties, and are based upon certain assumptions, that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause such differences include, but are not limited to, the factors discussed in the “Risk Factors” section of MEC’s Annual Report on Form 10-K for the year ended December 31, 2006 and our subsequent public filings. MEC Proprietary Information

Frank Stronach Chairman MEC Proprietary Information

Michael Neuman Chief Executive Officer MEC Proprietary Information

Introduction Historical perspective Debt reduction plan Profitability improvement plan Underlying real estate portfolio MEC Proprietary Information

State of Today’s Market Today’s U.S. thoroughbred industry is characterized by: Very little growth $15 billion in handle for 2006 is virtually the same level as 2001 stagnant market is largely due to “piracy” and a lack of new product innovation and consumer marketing (i.e. minimal new customer acquisition), customer attrition Movement of handle to lower margin distribution outlets during the past 5 years, off-track handle has increased 5% while on-track handle has declined 20% “Upside-down” pricing model relatively low pricing for export content has led to the creation and expansion of intermediary distributors (e.g. rebaters, ADWs) with minimal investment in the industry No organized “league” not recognized as a true sport (NFL, NBA, MLB…) MEC Proprietary Information

Market Opportunity $100 Billion Total Worldwide Thoroughbred Market $15 Billion Total U.S. Thoroughbred Market $900 Billion Total U.S. Gaming Market $15 Billion Total U.S. Thoroughbred Market $15 Billion Total U.S. Thoroughbred Market $4.4 Billion MEC Share of U.S. Thoroughbred Market MEC Proprietary Information

MEC’s Market Share MEC has a 30% market share of the total U.S. thoroughbred market (or $4.4 Billion in handle) MEC Live = $0.3B MEC Import = $1.7B MEC Export = $2.4B MEC Proprietary Information

Total US Thoroughbred Wagering Handle US $ Billions CAGR = 0.3% 16 12 8 4 0 14.6 15.1 15.2 15.1 14.6 14.8 2001 2002 2003 2004 2005 2006 Source: Equibase Company, LLC MEC Proprietary Information

On and Off-Track US Thoroughbred Wagering Handle US $ Billions 2.1 2.0 1.9 1.9 1.7 1.7 14 7 0 2001 2002 2003 2004 2005 2006 On-Track Wagering CAGR = 1.0% 14 7 0 Intermediaries 13.1 12.8 13.2 13.3 13.0 12.5 Traditional Inter-track 2001 2002 2003 2004 2005 2006 Off-Track Wagering The Off-Track Segment of the market, which includes Inter-Track, has fueled the modest overall growth of the industry Source: Equibase Company, LLC MEC Proprietary Information

MEC Overview MEC is North America’s largest owner and operator of horse racetracks, based on revenue MEC is North America's only completely horizontally and vertically integrated horse racing company with ownership interests in: racetracks (12) including racinos (3) OTBs (26) training centers (3) advance deposit wagering (“ADW”) via Internet and telephone (XpressBet®) horse racing television network (HRTVTM) content management and distribution (TrackNet Media) totalisator services (AmTote®) MEC Proprietary Information

MEC At a Glance Racing World United Kingdom (MEC/CDI/Racing UK)

State of Today’s MEC “Rolled-up” tracks and OTBs and created distribution outlets (XpressBet®, AmTote®, HRTVTM) but not integrated (Marketing, Sales, Legal, IT, Communications, Finance, HR) into a cohesive single company: duplicate functions = excess cost; no marketing leverage No wagering product development function: aging products following a dwindling customer segment into the grave as product lifecycle approaches its end no new products to attract bettors from other existing categories (lotteries, casinos, sporting events) No co-ordinated, cohesive marketing strategy across all tracks and distribution outlets: separate sales strategy at each track minimal cross-marketing between “live events” and XpressBet® and HRTVTM no co-ordinated sales strategy across all outlets for ad, promo, sponsorship 9 different “player rewards” offerings 9 different ad agencies > $25 million in marketing expense but no “horizontal leverage”  MEC Proprietary Information

State of Today’s MEC Insufficient race days to create optimal “facility absorption” (Gulfstream Park, Golden Gate Fields, Santa Anita). Too many race days at others. Lack of critical mass of Intellectual Property to enable distribution leverage with sales outlets (ADWs, Rebaters, OTBs, import tracks) pricing model is “upside-down” with distributors enjoying better margins than content creators “Off-Strategy” assets, which may be sold to reduce debt and interest expense, are a drag on earnings Great Lakes, SLRD and/or underdeveloped real estate at some core tracks HRTVTM and XpressBet® constrained by lack of content customers must look elsewhere for full menu of racing content lack of TV product hampers distribution carriage and ad revenue In need of execution, which drives asset optimization and profit MEC Proprietary Information

Mission Create a Profitable Global Gaming and Entertainment Business MEC Proprietary Information

MEC Strategic Asset Overview

MEC

Racing Content ("The Show")


SLRD
BTC
MR
GLD
Mead
PMTC
Thdn
SAP
LSP
GGF
Pim
LP
PM
MR
Thdn
SAP
LSP
GGF
Pim
LP
GLD
Mead
RP GP
XB
AmTote
RW
TNet
HRTV

Alternative Gaming Potential

Distribution Channels and Technologies

Legend

BTC	– Bowie Training Center
GGF	– Golden Gate Fields
GLD	– Great Lakes Downs
GP	– Gulfstream Park
LP	– Laurel Park
LSP	– Lone Star Park
Mead	– The Meadows
MR	– Magna Racino
Pim	– Pimlico
PM	– Portland Meadows
PMTC	– Palm Meadows Training Center
RP	– Remington Park
RW	– Racing World
SAP	– Santa Anita Park
SLRD	– San Luis Rey Downs
Thdn	– Thistledown
TNet	– TrackNet Media
XB	– XpressBet

5,000 Acres of Real Estate

MEC Proprietary Information

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Our Strategy 1. Improve the value of our “live show” to maximize live handle and create “best in class” export content, at a profit, through operational excellence 2. Increase the value of our racing content through more effective distribution by creating a “critical mass” of the industry’s best content, thus maximizing distribution, pricing, wagering integrity and customer acquisition 3. Capitalize on our racing and alternative gaming potential through product development, regulatory reform and consumer marketing 4. Retain only those assets that augment 1, 2 or 3 above (or have likely potential to do so) 5. Finish integrating core assets into one horizontally-optimized entity: maximize profit potential 6. Develop and implement a “consumer marketing” culture / environment 7. Monetize underutilized assets and create value through alternative use of excess land (Caruso JV at Santa Anita, Forest City JV at Gulfstream Park) MEC Proprietary Information

1. Live Racing Strategy Pursue a level playing field for horse racing compared to other forms of gaming and entertainment eliminate operating restrictions for racetracks created by outdated legislation Maximize “facility utilization” and operating efficiency by optimizing live racing calendar increase or reduce live race days depending on local market demand seek sponsorship opportunities that utilize the venue for racing and non-racing purposes (e.g. Virgin Music Festival) MEC Proprietary Information

2. Content Management and Distribution Strategy TrackNet Media is a joint venture between MEC and CDI, the two largest racetrack operators in North America TrackNet Media is designed to: ensure racing content is readily available to a maximum number of customers through a variety of distribution points and wagering platforms; break down “exclusives” which have hindered the industry’s access to customers enhance wagering integrity and security to limit signal piracy use critical mass to attract other “best in class” content and then let supply and demand determine the content pricing benefit the content providers (horsemen and racetracks) through new industry growth; ensure margin reflects the relative investment level as between tracks, horsemen and distribution outlets MEC Proprietary Information

2. Content Management and Distribution Strategy Utilize TrackNet Media critical mass to ensure all content reaches all outlets at the right price point and maximize merchandizing of TrackNet export signals Use the CDI/MEC “anchor tenant” leverage to attract best-in-class content to TrackNet, HRTVTM Co-ordinate race post times across a larger schedule to ensure more races can be wagered on by the same customer  Build XpressBet® customer base through addition of CDI content Leverage CDI/MEC television content to attract additional, lower cost distribution - broader distribution drives additional ad revenue opportunities - seek out strategic partnership for HRTVTM to bring content, investment and greater leverage onto cable system Expand HRTVTM to the U.K., to eliminate Racing World production costs and support growth through access to international wagering market MEC Proprietary Information

Track Net Content Distribution Model OTBs ADWs Rebaters International TrackNet Media HRTV CDI Racetracks MEC Racetracks Other Racetracks Racing Content $ - host, source market, TV and wagering integrity fees $ - TV Fees $ - host and source market fees MEC Proprietary Information

Today’s Sample Pricing Model For Racetracks (1) Live On-track Inter-track Importers Exporters Gross commission (take out) 20.0% 20.0% - Export signal fee - (3.0%) 3.0% 20.0% 17.0% 3.0% Horsemen share (10.0%) (8.5%) (1.5%) Net racetrack share (2) 10.0% 8.5% 1.5% Today’s pricing model undervalues export racing content (1) For illustrative purposes only. Actual percentages will vary depending on a number of factors including type of wager, applicable racetrack, applicable state, etc. (2) Before operating expenses, G&A expenses, depreciation and amortization MEC Proprietary Information

Today’s Sample Pricing Model for Third Party Intermediaries (1) Inter-track Importers 3rd Party Intermediaries ADWs Rebaters OTB (2) Gross commission (take out) 20.0% 20.0% 20.0% 20.0% Export signal (host) fee (3.0%) (3.5%) (4.5%) (2.5%) Source market fee - (8.0%) - - Wagering integrity fee - - - - TV fee - - - - 17.0% 8.5% 15.5% 17.5% Horsemen share (8.5%) - - - Distributor’s share (3) 8.5% 8.5% 15.5% 17.5% Today’s pricing model has led to the creation and growth of 3rd party intermediaries (1) For illustrative purposes only. Actual percentages will vary depending on a number of factors including type of wager, applicable racetrack, applicable state, etc. (2) Non-traditional off-track betting locations such as Nevada casinos and tribal casinos and OTBs (3) Before pari-mutuel taxes, rebates, operating expenses, G&A expenses, depreciation and amortization MEC Proprietary Information

MEC - Owned Content Distribution Assets XpressBet® MagnaBetTM Racing World TrackNet Media HRTVTM MEC Racetracks MEC OTBs Owned by MEC Joint Venture with CDI Flow of Racing Content AmTote® provides tote services MEC Proprietary Information

3. Alternative Gaming Strategy MEC has slot machines at three of its racetracks (Gulfstream Park, Remington Park, Magna Racino)  MEC is installing Instant Racing machines (to wager on historical races) at Portland Meadows MEC is pursuing the legalization of alternative gaming at several other racetracks including Lone Star Park in Texas and Laurel Park and Pimlico in Maryland as well as the legalization of Instant Racing machines in Ohio and California MEC Proprietary Information

4. Asset Evaluation and Retention Strategy Over the past 18 months, MEC has closed asset sales for total consideration of approximately $400 million MEC’s strategic asset evaluation process includes an assessment of each asset’s value against our core strategic areas of focus: racing content, distribution capability and alternative gaming potential MEC will continue to sell / monetize “off strategy” assets to reduce debt and strengthen balance sheet assets that are not core are candidates for disposal on a rational and prudent basis Put “strategically marginal” operations on a short leash to either become core (content, alternative gaming, distribution) or be sold in due course Magna Racino – demonstrable progress towards profitability through operational improvements and/or partnerships MEC Proprietary Information

5. Operational Integration Strategy Streamline and integrate operations increase efficiency and eliminate costs (horizontal functional leadership plus vertical P&L management) roll-up key departments under “functional” national leadership to utilize each function nationally as well as locally, creating a “matrix management” structure eliminate duplicate functions leverage local functional expertise nationally by creating “centers of excellence” in IT, Legal, Regulatory, Marketing, HR, Finance Re-vamp incentive compensation to reflect “shared” responsibility for business and overall MEC profitability Cross-marketing between “live event” and XpressBet® to drive customers to our own ADW MEC Proprietary Information

6. Consumer Marketing Strategy Create new wagering products to attract “new-to-category” customer segments simplified wagering to de-mystify the sport; reduce intimidation factor lottery-like wagers that provide longer odds, life-changing payouts and drive interest in the live event, TV rights Instant Racing machines to facilitate simpler horse racing gaming, enhance revenue per square ft., attract new customer segment Capitalize on corporate sponsorship sales opportunities one coordinated effort nationwide in addition to local efforts Move to a single player rewards, CRM approach, re-vector marketing spend to XpressBet® Centralize marketing leadership in a matrix with local track marketing MEC Proprietary Information

7. Disciplined Investment Approach Ensure financial discipline and stringent evaluation / measurement criteria for all major investment decisions, including: Romulus will not proceed without alternative gaming and “free enterprise” approach to regulation in Michigan Dixon Downs continue with entitlement process to maximize value future development plans will depend on state of racing in Northern California, partnership opportunities (i.e. available race days considering future of Bay Meadows) and a “free enterprise” regulatory environment for racing in California Forest City Joint Venture pre-leasing and construction financing is in progress Caruso Joint Venture entitlement process is underway Magna Racino approximately 400 acres of prime land in excess of needs of the current facility MEC Proprietary Information

7. Underlying Real Estate Value MEC has tremendous real estate assets based on location, size and breadth of the portfolio, purchased over the years and carried at the lower of cost or market MEC owns almost 5,000 acres of real estate including large land parcels in some of the most desirable locations in the U.S. including: Santa Anita Park – 305 acres near Los Angeles Golden Gate Fields – 154 acres on the shoreline of San Francisco Bay San Luis Rey Downs – 202 acres near San Diego Gulfstream Park – 248 acres between Miami and Ft. Lauderdale Laurel Park – 293 acres near Baltimore and Washington Bowie Training Center – 162 acres near Baltimore The real estate value of MEC’s asset portfolio offers downside net asset value protection MEC Proprietary Information

Summary Management’s focus is on: 1. Continuing to strengthen the balance sheet 2. New investments to be strictly focused on core strategies; ROI and maximizing shareholder value 3. Product development, new customer acquisition and other “consumer marketing” initiatives across the business to take full advantage of MEC’s unique horizontal and vertical asset base 4. Rapid migration from operation of many separate “vertical” businesses to one well integrated entity to reduce cost, leverage best in class functions, drive profitability MEC Proprietary Information

Question & Answer Session MEC Proprietary Information